UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2009

INGERSOLL-RAND COMPANY LIMITED

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-16831	75-2993910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

(Address of principal executive offices, including zip code)

(441) 295-2244

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 11, 2009, Ingersoll-Rand Company Limited (the “Company”) received an order from the Supreme Court of Bermuda approving the Company’s previously announced scheme of arrangement that will effectively change the place of incorporation of the parent company of Ingersoll-Rand from Bermuda to Ireland. The Company currently expects that the scheme of arrangement will become effective on or about July 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED

	By:	/s/ Patricia Nachtigal
DATE: June 12, 2009		Patricia Nachtigal
Senior Vice President and General Counsel

3